UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2009

ENERGY PARTNERS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices) (Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Disclosure Statement and Plan of Reorganization

As previously disclosed, on May 1, 2009, Energy Partners, Ltd. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (In re: Energy Partners, Ltd., et. al., Case No. 09-32957) for reorganization (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). On May 15, 2009, the Debtors filed their proposed disclosure statement (the “Proposed Disclosure Statement”) and their joint plan of reorganization (the “Plan”) with the Bankruptcy Court. Copies of the Proposed Disclosure Statement and Plan are included herewith as Exhibits 99.1 and 99.2, respectively.

A hearing by the Bankruptcy Court to consider approval of the Proposed Disclosure Statement has been scheduled for June 10, 2009. Following the approval of the Disclosure Statement, the Company intends to seek confirmation of the Plan at a confirmation hearing set for July 22, 2009, and hopes to emerge from bankruptcy shortly thereafter.

The Plan is supported by an ad hoc committee of the Company’s senior noteholders comprised of more than 66.6% of the outstanding aggregate principal amount of the Company’s 9.75% Senior Unsecured Notes due 2014 and the Company’s Senior Floating Notes due 2013. The Plan provides for the following:

•

the Company’s three series of outstanding senior unsecured notes, representing approximately $455 million of indebtedness, would be converted into 100% of the outstanding common stock in the reorganized Company upon its emergence from bankruptcy;

•	current stockholders of the Company would receive warrants exercisable for 12.5% of the common stock of the reorganized Company;

•	secured debt obligations under the Company’s existing credit agreement, representing approximately $83 million of indebtedness, would be satisfied in full;

•	obligations owed to the Minerals Management Service would be handled in the manner previously described by the Company; and

•	unsecured creditors would receive 100% cash recovery, to be paid in accordance with the terms set forth in the Plan.

In addition, in furtherance of the Plan, the Company is seeking a new first lien working capital facility to fund the Company’s ongoing operations and pay obligations under the Plan.

The Plan is subject to confirmation by the Bankruptcy Court. The Proposed Disclosure Statement contains financial projections as Exhibit C thereto which were prepared for purposes of the Chapter 11 Cases. The financial projections have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The financial projections should not be used for investment purposes. The financial projections contain information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the financial projections should not be viewed as indicative of future results.

All documents filed in connection with the Chapter 11 Cases (other than documents filed under seal or otherwise subject to confidentiality protections) will be accessible at the Bankruptcy Court’s website on the PACER system at https://ecf.txsb.uscourts.gov or an the website maintained by the Debtors’ claims and noticing agent at http://chapter11.epiqsystems.com/EPL.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Proposed Disclosure Statement or another disclosure statement relating to the Plan. Accordingly, this filing is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.

Press Release

On May 18, 2009 the Company filed a press release announcing the filing of the Proposed Disclosure Statement and the Plan, a copy of which is attached hereto as Exhibit 99.3.

* * * * * * * * * *

This document may contain forward-looking information and statements regarding the Company. Any statements included in this document that address activities, events or developments that the Company expects, believes, plans, projects, estimates or anticipates will or may occur in the future are forward-looking statements. The Company believes these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the Company’s inability to continue business operations during the Chapter 11 proceeding; its ability to obtain Bankruptcy Court approval of the Plan and various other motions it expects to file as part of the Chapter 11 Cases; its ability to consummate the Plan as currently planned; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s reorganization as currently planned; the potential adverse effects of the Chapter 11 Cases on its liquidity and results of operations; its ability to retain and motivate key executives and other necessary personnel while seeking to implement the Plan; its ability to continue as a going concern; discussions with the Company’s bank lender group, its noteholders, its other creditors and the Minerals Management Service; changes in general economic conditions; uncertainties in reserve and production estimates; unanticipated recovery or production problems; hurricane and other weather-related interference with business operations; the effects of delays in completion of, or shut-ins of, gas gathering systems, pipelines and processing facilities; oil and natural gas prices and competition; the impact of derivative positions; production expense estimates; cash flow estimates; future financial performance; planned capital expenditures; and other matters that are discussed in the Company’s filings with the Securities and Exchange Commission. These statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Please refer to the Company’s filings with the SEC, including Form 10-K for the year ended December 31, 2007, Form 10-Q for the three months ended September 30, 2008, Notification of Late Filing on Form 12b-25 related to the Company’s Form 10-K for the year ended December 31, 2008, Notification of Late Filing on Form 12b-25 related to the Company’s Form 10-Q for the three months ended March 31, 2009 and Current Reports on Form 8-K, for a discussion of these risks.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Proposed Disclosure Statement for the Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of its Subsidiaries under Chapter 11 of the Bankruptcy Code

99.2	Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of its Subsidiaries under Chapter 11 of the Bankruptcy Code

99.3	Press Release dated May 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2009

ENERGY PARTNERS, LTD.

By:	/s/ John H. Peper
John H. Peper Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Proposed Disclosure Statement for the Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of its Subsidiaries under Chapter 11 of the Bankruptcy Code

99.2	Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of its Subsidiaries under Chapter 11 of the Bankruptcy Code

99.3	Press Release dated May 18, 2009